UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2009

Dollarama Group L.P.

Dollarama Group Holdings L.P.

(Exact name of registrants as specified in their charters)

Quebec, Canada	333-134550 and 333-143444	Not Applicable
(State or other jurisdiction of incorporation or organization)	Commission File Numbers:	(I.R.S. Employer Identification No.)

5805 Royalmount Avenue

Montreal, Quebec H4P 0A1

(Address of Principal Executive Offices, Zip Code)

Registrants’ telephone number, including area code (514) 737-1006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On September 10, 2009, the Partnerships issued a press release, copy of which is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release of Dollarama Group L.P. and Dollarama Group Holdings L.P. dated September 10, 2009

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DOLLARAMA GROUP L.P. DOLLARAMA GROUP HOLDINGS L.P.

By:	Dollarama Group GP Inc., its general partner

By:	/s/ Robert Coallier
Name: Robert Coallier Title: Chief Financial Officer

Date: September 10, 2009

EXHIBIT INDEX

99.1	Press Release of Dollarama Group L.P. and Dollarama Group Holdings L.P. dated September 10, 2009

CONTACTS

Investors:

Robert Coallier, Chief Financial Officer

(514) 737-1006 x1237

Media:

Alex Stanton

Stanton Public Relations & Marketing

(212) 366-5300

astanton@stantonprm.com

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